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                                                                    EXHIBIT 10.2

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


THIS INCENTIVE STOCK OPTION AGREEMENT, dated this     day of          ,
between QUALITY SYSTEMS, INC., a California corporation (hereinafter referred
to as the "Company"), and          , an employee of the Company, its parent or
one or more of its subsidiaries (hereinafter referred to as the "Optionee"), is made with reference to the following facts:

The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock, $0.01 par value, in the Company (hereinafter called "Common Stock"), as hereinafter provided, to carry out the purpose of the Company's 1989 Stock Option Plan (the "Plan").

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

1.       GRANT OF OPTION.
The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate
of     shares (such number being subject to adjustment as provided in
Paragraph 7 hereof) on the terms and conditions herein set forth. The Option granted herein is an "incentive option" within the meaning of the Plan and
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.       PURCHASE PRICE.
The purchase price of the Common Stock covered by the Option shall be $     per
share, representing     percent (     %) of the fair market value of the shares
as determined pursuant to Section 5 of the Plan as of the date hereof. The purchase price of the Common Stock as to which the Option shall be exercised shall be paid in full at the time of exercise in cash or by certified check or by bank draft; or, with the consent of the Company's Board of Directors or Stock Option Committee for the Plan, (i) by delivery of shares of Common Stock of the Company already owned by the Optionee which shall be deemed to have a value per share equal to the fair market value per share of such shares determined in accordance with Section 5 of the Plan; or (ii) any combination of cash and shares of Common Stock as permitted by clause (i) of this sentence.

3.       TERM OF OPTION.
The term of the Option shall commence on the date hereof and all rights to purchase Shares hereunder shall cease at 11:59 P.M. on the day before the anniversary of the date hereof, subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, options granted hereunder shall become exercisable in cumulative installments as follows:

 Date Installments First               Percent of Option Shares
    Become Exercisable                  Subject to Installment
 -----------------------               ------------------------




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Once an installment of the Option granted hereunder becomes exercisable for the first time, the shares subject thereto will be purchasable thereafter by the Optionee at any time in whole, or from time-to-time in part, prior to the expiration or earlier termination of the Option granted hereunder. Except as provided in Paragraph 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Code applies. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to such holder.

4.       NON-TRANSFERABILITY.
The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Paragraph 5 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.       TERMINATION OF EMPLOYMENT.

         (A) TERMINATION OF EMPLOYMENT EXCEPT UPON DEATH OR DISABILITY. In the event that the Optionee shall cease to be employed by the Company or a parent or subsidiary corporation of the Company (or a corporation or a parent or subsidiary corporation of a corporation issuing or assuming an incentive option to which Section 425(a) of the Code applies), for any reason other than death or disability (within the meaning of Section 105(d)(4) of the code) (hereinafter "disability"), this Option shall terminate immediately and become void and of no effect; provided, however, that the Optionee shall have the right to exercise this Option, but only with respect to the number of shares which the Optionee was entitled to purchase under this Agreement immediately prior to such cessation, at any time within one (1) month after such cessation, but in no event later than the date of expiration of the option period set forth in Paragraph 3 above, if the termination of his position as an employee of the Company or any parent or subsidiary thereof was due to his or her voluntary resignation or to the termination of such employment by the Company for cause (which shall be determined in the Company's sole judgment). Notwithstanding the provisions of the foregoing sentence, if the Optionee's employment or position with the Company or any parent or subsidiary corporation is terminated by the Company or the parent or subsidiary without cause, this Option shall terminate immediately and become void and of no effect; provided, however, that the Optionee shall have the right to exercise this Option at any time within three


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(3) months after such termination, but in no event later than the date of expiration of the option period set forth in Paragraph 3 above, but the number of shares purchasable upon such exercise of the Option shall not in any case exceed the number which could have been purchased if the Optionee had exercised the Option immediately prior to such termination of employment.

         (B) TERMINATION OF EMPLOYMENT UPON DEATH OR DISABILITY. In the event that the Optionee shall cease to be employed by the Company or any of its subsidiaries by reason of death or disability and shall not have fully exercised his or her Option granted hereunder, such Option may be exercised, but only with respect to the number of shares which the Optionee could have purchased had the Optionee exercised this Option as of the date of his or her cessation of employment, at any time within twelve (12) months after the Optionee's cessation of employment as a result of such death or disability, but in any event no later than the date or expiration of the Option period, by the Optionee or, in the event of death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. At the end of such twelve (12) month period, the Option, to the extent it remains unexercised, shall terminate and become void and of no effect.

6.       OTHER EXPIRATIONS.
In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase the Common Stock shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of (i) the dissolution or liquidation of the Company, or (ii) a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or (iii) a "reverse merger" in which the Company is a surviving entity but more than 50% of its voting shares are converted into cash, property or the securities of another entity, or (iv) a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

                 (a) The excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, and



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                 (b)      The new option or the assumption of the existing
         option shall not give the Optionee additional benefits which he or she did not have under the old option prior to such assumption, and

                 (c) An appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

If no provision is made for the continuance of the option plan and the assumption of this Option, or the substitution of new options for this Option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and at the sole option and discretion of the Company's Board of Directors, this Option, if not already fully exercisable, may thereupon become fully exercisable, in which event the Optionee shall have the right to exercise this Option at any time prior to the effective date of the proposed transaction. The failure of the Company to give the written notice specified hereinabove shall not affect the validity, nor shall it be a basis for delaying or restraining the consummation, of any such transaction.

7.       ADJUSTMENTS.
The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which results from a split-up or consolidation of shares, payment of a share divided (in excess of two percent), a recapitalization, a combination of shares or other like capital adjustment, or a reincorporation of the Company, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares he would have received had he been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation (other than in a "reverse merger" in which more than 50% of the Company's voting shares are converted into cash, property or the securities of another entity), this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.


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8.       METHOD OF EXERCISING OPTION.
Subject to the terms and conditions of this Option Agreement, this Option may be exercised by written notice to the Company, at its administrative office in the State of California, which presently is located at 17822 East 17th Street, Suite 210, Tustin, California 92680. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment in cash, certified check or bank draft in the amount of, or with the prior consent of the Board of Directors or the Stock Option Committee, certificates for shares of Common Stock of the Company having an aggregate fair market value (determined in the manner provided in Section 5 of the Plan) equal to, the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to him.

9.       GENERAL.

         (a) The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the company, shall be applicable thereto.

         (b) The granting of the Option hereunder shall not impose any obligation on the Company to continue the employment of the Optionee; nor shall it impose any obligation on the Optionee to exercise this Option.

         (c) This Agreement embodies the entire agreement of the parties, and supersedes any and all other prior or contemporaneous agreements, whether written or oral, between the parties hereto, with respect to the subject matter hereof.

         (d) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.


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         (e)     The Company may require, as a condition precedent to the
Company's obligation to sell and issue, and the Optionee's right to purchase, shares of common stock of the Company on exercise of this Option, that the Optionee shall certify, in writing, that he or she is acquiring such shares for investment and not with a view or the intent to sell or redistribute such shares.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

                                                  QUALITY SYSTEMS, INC.


                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------
                                                                "Company"


                                                  ------------------------------

                                                  Address:
                                                          ----------------------


                                                  ------------------------------


                                                  ------------------------------
                                                                "Optionee"




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